UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 15, 2010

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 15, 2010, Cincinnati Bell Inc. (the “Company”) issued and sold $625,000,000 aggregate principal amount of its 8¾% Senior Subordinated Notes due 2018 (the “Notes”).

In connection with the issuance and sale of the Notes, the Company and certain of its subsidiaries (the “Guarantors”) entered into an underwriting agreement dated as of March 10, 2010 (the “Underwriting Agreement”), with Banc of America Securities LLC, as manager for the several underwriters (collectively, the “Underwriters”).  Delivery of the Notes was made under the Underwriting Agreement on March 15, 2010.

The Underwriters or their affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company, for which they have received or will receive customary compensation.

In connection with the issuance and sale of the Notes, the Company and the Guarantors entered into an indenture dated as of March 15, 2010 (the “Indenture”), by and among the Company, the Guarantors and The Bank of New York Mellon, as trustee.

The terms of the Notes are governed by the Indenture.  The Notes will mature on March 15, 2018.  Interest on the Notes accrues at the rate of 8.75% per annum, payable semiannually in cash in arrears on each March 15 and September 15, commencing on September 15, 2010.  The Notes are unsecured senior subordinated obligations of the Company, are subordinated to all of its existing and future senior indebtedness, rank equally with all of its existing and future senior subordinated indebtedness and rank senior to all of its existing and future subordinated indebtedness. The Notes are jointly and severally guaranteed on an unsecured senior subordinated basis by each of the Company’s current and future restricted subsidiaries that is a guarantor under its credit facility.  The Company, at its option, may redeem the Notes in whole or in part prior to March 15, 2014, by paying 100% of the principal amount of the Notes, together with accrued and unpaid interest, if any, plus a “make whole” premium.  The Company may also redeem some or all of the Notes on or after March 15, 2014, at the redemption prices set forth in the Notes, plus accrued and unpaid interest, if any.  In addition, until March 15, 2013 and subject to certain conditions, the Company may, at its option, redeem up to 35% of the Notes at the redemption price set forth in the Indenture with the proceeds of certain equity offerings by the Company.

The Indenture contains certain covenants that, subject to a number of important exceptions and qualifications, limit, among other things, the Company’s ability and the ability of its restricted subsidiaries to incur additional indebtedness or issue preferred stock, create liens, make investments, enter into transactions with affiliates, sell assets, guarantee indebtedness, declare or pay dividends or other distributions to shareholders, repurchase equity interests, redeem debt that is junior in right of payment to the Notes, enter into agreements that restrict dividends or other payments from subsidiaries, issue or sell capital stock of certain of its subsidiaries, and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries on a consolidated basis.  In addition, if the Company experiences specific kinds of changes in control, holders of the Notes will have the right to require the Company to purchase their Notes, in whole or in part, at a price equal to 101% of the principal amount, together with any accrued and unpaid interest to the date of such purchase.

The above summary of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the complete terms and provisions of the Underwriting Agreement and the Indenture, copies of which are filed herewith as Exhibits 1.1 and 4.1, respectively.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 8.01 – OTHER EVENTS

On March 15, 2010, the Company delivered a notice to The Bank of New York Mellon, as trustee (the “Trustee”) under the Indenture dated as of November 19, 2003 (the “2003 Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee, governing the Company’s 8⅜% Senior Subordinated Notes due 2014 (the “2014 Notes”), notifying the Trustee of its election to redeem (the “Redemption”) on April 14, 2010 (the “Redemption Date”) all of the outstanding 2014 Notes, at a redemption price of 102.792% of the principal amount of the 2014 Notes together with accrued and unpaid interest to the Redemption Date and instructing the Trustee to provide notice of the Redemption to holders of the 2014 Notes.  The Redemption will be made pursuant to the terms of the 2003 Indenture and will be made with a portion of the net proceeds of the issuance and sale of $625,000,000 aggregate principal amount of the Company’s 8¾% Senior Subordinated Notes due 2018.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement dated as of March 10, 2010, among Cincinnati Bell Inc., the subsidiaries of Cincinnati Bell Inc. party thereto and Banc of America Securities LLC, as manager for the several underwriters

4.1
Indenture dated as of March 15, 2010, by and among Cincinnati Bell Inc., as issuer, the subsidiaries of Cincinnati Bell Inc. party thereto as guarantors and The Bank of New York Mellon, as trustee, relating to Cincinnati Bell Inc.’s 8¾% Senior Subordinated Notes due 2018

5.1	Opinion of Cravath, Swaine & Moore LLP relating to Cincinnati Bell Inc.’s 8¾% Senior Subordinated Notes due 2018
23.1	Consent of Cravath, Swaine & Moore LLP (included in the exhibit filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: March 15, 2010	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated as of March 10, 2010, among Cincinnati Bell Inc., the subsidiaries of Cincinnati Bell Inc. party thereto and Banc of America Securities LLC, as manager for the several underwriters

4.1
Indenture dated as of March 15, 2010, by and among Cincinnati Bell Inc., as issuer, the subsidiaries of Cincinnati Bell Inc. party thereto as guarantors and The Bank of New York Mellon, as trustee, relating to Cincinnati Bell Inc.’s 8¾% Senior Subordinated Notes due 2018

5.1	Opinion of Cravath, Swaine & Moore LLP relating to Cincinnati Bell Inc.’s 8¾% Senior Subordinated Notes due 2018
23.1	Consent of Cravath, Swaine & Moore LLP (included in the opinion filed as Exhibit 5.1)